UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California		90025
(Address of Principal Executive Offices)		(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the Company), in connection with the matters described herein.

Item 2.02  Results of Operations and Financial Condition

On July 29, 2009, the Company issued a press release reporting its financial results for the three and six months ended June 30, 2009.  A copy of this release is furnished as Exhibit 99.1 to this report.  The information contained in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 30, 2009, the Company will conduct a properly noticed conference call to discuss its results of operations for the second quarter of 2009 and to answer any questions raised by the call’s audience. A copy of the presentation to be used in connection with this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The exhibits listed below are being furnished with this Form 8-K:

Exhibit No.

99.1	Press Release of Financial Results for the Second Quarter of 2009
99.2	Conference Call Presentation for the Second Quarter of 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2009	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ ROBERT E. SULENTIC
Robert E. Sulentic
Chief Financial Officer